SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

         Check the appropriate box:

         |_|      Preliminary information statement

         |X|      Definitive information statement

         |_|      Confidential, for use of the Commission
                  only (as permitted by Rule 14c-5(d)(2))


                              Dynamic Reality, Inc.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required.

         |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  N/A
                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transactions applies:

                  N/A
                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  N/A
                  --------------------------------------------------------------

         (5)      Total fee paid:

                  N/A
                  --------------------------------------------------------------

         |_|      Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                              DYNAMIC REALITY, INC.
                               4920A Yonge Street
                                Toronto, Ontario
                                 Canada M2N 5N5





To the Holders of Common Stock of
Dynamic Reality, Inc.

         Dynamic Reality, Inc., a Nevada corporation ("Company"), has obtained a written consent from the majority stockholder as of December 14, 2001 approving a change in the name of the Company to "Medstretch Inc." and adopting a performance equity plan for 3,000,000 shares of common stock ("2001 Equity Performance Plan"). Details of the name change, 2001 Equity Performance Plan and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the name change and 2001 Equity Performance Plan. Under Section 78.320 of the corporate law of the State of Nevada, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the name change and 2001 Equity Performance Plan by less than unanimous written consent of the stockholders of the Company.

         In addition, on December 14, 2001 the board of directors was expanded and Dr. Kimberly Partridge was appointed as a director of the Company, and Dr. Partridge was also appointed the President and Secretary of the Company. After the meeting, Ms. Cindy Roach resigned as a director of the Company. As a result, Dr. Partridge is the sole director and officer of the Company In addition, after the changes on the board of directors and in the officers of the Company, Ms Roach transferred 8,000,000 shares of common stock to Dr. Partridge, so that Dr. Partridge is the principal stockholder of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.




                                              By Order of the Board of Directors



                                              Dr. Kimberly Partridge,
                                              President

Toronto, Ontario, Canada
January 7, 2002

                              DYNAMIC REALITY, INC.


                              INFORMATION STATEMENT


                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON


             NOTICE OF CHANGE IN MAJORITY OF THE BOARD OF DIRECTORS
                              AND CHANGE IN CONTROL
                           --------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY


         This Information Statement is being furnished to the stockholders of Dynamic Reality, Inc., a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by the written consent of a stockholder owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the corporate law of the State of Nevada ("NCL").

         This Information Statement is also being furnished to the stockholders of the Company to notify them of a change of control of the Company. By corporate action on December 14, 2001 and then a resignation of Ms. Cindy Roach as a director of the Company, Dr. Kimberly Partridge has become the sole director and the President and Secretary of the Company. In addition, Dr. Partridge has acquired 8,000,000 shares of common stock of the Company directly from Ms. Cindy Roach which makes her the principal stockholder of the Company.

         The Company's Board of Directors ("Board") announced that the close of business on December 14, 2001 was the record date ("Record Date") for the determination of stockholders entitled to notice about the proposal authorizing the name change ("Name Change") of the Company from "Dynamic Reality Inc." to "Medstretch Inc." and the adoption of the 2001 Equity Performance Plan which provides for the award of up to 3,000,000 shares of common stock ("2001 Plan").

         On December 14, 2001, the Board approved the Name Change and 2001 Plan and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Name Change and 2001 Plan. Under Section 78.320 of the NCL, any action required or permitted by the NCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Name Change and 2001 Plan must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On December 14, 2001, a stockholder who is the owner of record of 9,000,000 shares of the Company's common stock, representing approximately 75% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Name Change and 2001 Plan. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Name Change and 2001 Plan. You are hereby being provided with notice of the approval of the Name Change and 2001 Plan by less than unanimous written consent of the stockholders of the Company.

         The executive offices of the Company are located at 4920A Yonge Street, Toronto, Ontario, Canada M2N 5N5, and its telephone number is (416) 540-3234.

         This information statement is first being mailed to stockholders on or about January 7, 2002 and is being furnished for informational purposes only.


                                CHANGE OF CONTROL

         As a result of Dr. Kimberly Partridge becoming the sole director of the Company upon the resignation of Ms. Cindy Roach and the previous appointment of Dr. Partridge as the President and Secretary of the Company there has been a change of control of the Company. In addition, because Dr. Partridge acquired 8,000,000 shares of common stock of the Company, representing approximately 66% of the issued and outstanding common stock of the Company, by means of a private sale to her by Ms. Roach, Dr. Partridge has become the principal stockholder of the Company. Dr. Partridge's spouse, Mr. Mitchell Geisler, owns 1,000,000 shares over which she disclaims beneficial ownership.


                                VOTING SECURITIES

         The Company only has issued and outstanding common stock. As of the Record Date, there were 12,000,000 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Name Change, and the 2001 Plan.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.


                                                              Amount and Nature of                Percent of
Name and Address of Beneficial Owner                          Beneficial Ownership            Outstanding Shares
------------------------------------                          --------------------            ------------------

Ms. Cindy Roach                                                   9,000,000(1)                      75.00%
Mitchell Geisler(2)                                               1,000,000                          8.33%
Dungavel, Inc.(3)                                                 1,000,000                          8.33%
All executive officers and directors as a group                   9,000,000(1)                      75.00%
(one person)
-------------

*        Less than 1%.

(1) Subsequent to the Record Date, Ms. Roach transferred 8,000,000 of the shares of common stock to Dr. Kimberly Partridge. After the transfer, Dr. Partridge will hold approximately 66% of the issued and outstanding common stock of the Company and be the largest shareholder, and Ms. Roach will hold approximately 8 % of the issued and outstanding common stock of the Company. Ms. Roach's business address is 60 Waverly Road, Toronto, Ontario M4L 3T1 Canada. Dr. Partridge's business address is 4920A Young Street, Toronto, Ontario M2N 5N5 Canada. Dr. Partridge's spouse is Mr. Mitchell Geisler. She disclaims beneficial ownership of the 1,000,000 shares owned by Mr. Geisler.

(2) Mr. Geisler's business address is 141 Adelaide Street West, Suite 1004, Toronto, Ontario M5H 3L5. Mr. Geisler's spouse is Dr. Partridge. He disclaims beneficial ownership of the 8,000,000 shares owned by Dr. Partridge.

(3) Dungavel, Inc.'s business address is British Colonial Centre of Commerce, One Bay Street, 3rd Floor, Box N-7115, Nassau, Bahamas.


                        DIRECTORS AND EXECUTIVE OFFICERS

        On December 14, 2001, the board of directors was expanded to two persons. The vacancy created by the increase in the size of the board of directors was filled by Ms. Roach, then the sole director, by her power under the by-laws to appoint a person to fill any vacancy on the board of directors. Ms. Roach appointed Dr. Kimberly Partridge as a director to fill the vacancy. After the meeting Ms. Roach resigned leaving a new vacancy on the board of directors. Ms. Partridge currently may fill this vacancy, reduce the size of the board to eliminate the vacancy, or increase the size of the board to create additional vacancies and fill them by appointment.

Former Executive Officer and Director

         Ms. Cindy Roach, 39, was the President and Secretary and a director of the Company from October 2000 until December 14, 2001. Ms. Roach has been the secretary since October 2000 of GL Energy and Exploration Inc., a public reporting company engaged in mineral exploration. From March 2001 to May 2001, Ms. Roach was a director of CraftClick, Inc., a public company which at that time did not have any active business operations. Ms. Roach has over 10 years experience as a consultant with group benefits and human resources administration. From 1990 to 2000, Ms. Roach was a group benefits consultant to Watson Wyatt Worldwide, a multi-national benefit consulting organization.

Current Executive Officer and Director

        Dr. Kimberly Partridge, 33, has been the President and Secretary and a director of the Company from December 14, 2001. Dr. Partridge is a Doctor of Chiropractic. She graduated from the University of Toronto in 1992 with a Bachelor of Honors in Science, and in 1996, Dr. Partridge graduated from the Canadian Memorial Chiropractic College with a Doctor of Chiropractic Degree. She practiced from 1996 to 1998 at Ceder Brae heights Chiropractic Clinic. In 1998, Dr. Partridge opened her own private practice, known as the Young Sheppard Chiropractic Wellness Center which offers the services of registered massage therapists and a Doctor of Naturopathic Health.

Board of Directors' Meetings and Committees

        During 2000 and 2001, the board of directors acted by unanimous consent or meeting on two and five occasions, respectively. The Company does not have standing executive, compensation and audit committees of the board of directors.

Director Compensation

        Directors of the Company currently are not compensated for serving on the board of directors.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common sock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, Ms Roach did not timely file the report of ownership of her shares of common stock in the Company.

Executive Compensation

         Ms. Cindy Roach was not provided any compensation in the fiscal years ended December 31, 2000 or 2001. The employment arrangement provided that compensation would be paid at such time as there was either sufficient capital or revenues. The Company had neither the capital or revenues to permit the payment of any compensation to Ms. Roach.

        Dr. Kimberly Partridge is not currently being compensated because the Company does not have sufficient capital or revenues. If in the future the Company does have the resources, it will enter into a compensation arrangement or employment agreement with Dr. Partridge. Cash compensation amounts will be determined in the future based on the services to be rendered and the time devoted to Company business. Other elements of compensation, if any, will be determined at that time or at other times in the future. At this time, the Company cannot determine what the compensation arrangements will be for Dr. Partridge.


                                   NAME CHANGE

        On December 14, 2001, the Board authorized an amendment to Article FIRST of the Company's Certificate of Incorporation to change the name of the Company from "Dynamic Reality, Inc." to "Medstretch Inc." On the same date, a stockholder who is the owner of record of 9,000,000 shares of the Company's common stock, representing approximately 75% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Name Change. In the judgment of the Board of Directors, the change of the Company's name is desirable to more accurately reflect the future business of the Company. The Company's stockholders, however, will not be affected by the Name Change in any way. Specifically, stockholders will not be required to exchange outstanding stock certificates for new certificates.

                          2001 EQUITY PERFORMANCE PLAN

        The 2001 Plan provides for 3,000,000 shares of common stock which may be granted to employees, officers, directors, consultants and agents of the Company. The 2001 Plan is administered by the board of directors, but the board may appoint a committee to administer the 2001 Plan. The benefits which may be granted under the 2001 Plan include stock options, stock appreciation rights, restricted stock awards, deferred stock awards, and recharge options. The specific terms of each award will be set forth in an agreement subject to the 2001 Plan as determined by the administrators. The terms of each award will include the number of shares, vesting periods, exercise prices, and exercise periods, among other things. A full copy of the 2001 Plan is attached to this information statement.

        On December 14, 2001, a stockholder who is owner of record of 9,000,000 shares of the Company's common stock, representing approximately 75% of the outstanding voting securities of the Company, executed and delivered a written consent approving the 2001 Plan. The board of directors of the Company believe the 2001 Plan will provide flexibility in structuring compensation arrangements and provide an equity incentive for employees and others who are awarded shares under the 2001 Plan. The issuance of common stock under an award may have a financial dilutive effect depending on the price paid for such shares and an absolute dilutive effect because of the increase in issued and outstanding shares.


                              AVAILABLE INFORMATION

        Please read all the sections of the Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

        The following documents, which are on file with the Commission (Exchange Act File No. 000-32517) are incorporated in this Information Statement by reference and made a part hereof:

         I. Registration Statement on Form 10-SB filed with the Commission on April 6, 2001;

         II. Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001; and

         III. Current Report on Form 8-K, dated December 6, 2001, filed with the Commission on December 11, 2001.

        The Company's Registration Statement on Form 10-SB (File No. 000-32517), which contains descriptions of the Company's Common Stock, is also incorporated in this Information Statement by reference and made a part hereof.

        All documents filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

        The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 4920A Yonge Street, Toronto, Ontario, Canada M2N 5N5, Attention: Investor Relations (telephone number: (416) 540-3234).




Dynamic Reality, Inc.



Toronto, Ontario, Canada
January 7, 2002

                                                                      Exhibit A




                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              DYNAMIC REALITY, INC.



         The undersigned, being the Secretary of Dynamic Reality, Inc., a Nevada corporation, hereby certifies that by consent of the Board of Directors and written consent of the stockholders of the corporation representing 75% of the issued and outstanding shares of common stock, this certificate of amendment of the articles of incorporation has been approved and adopted and that it shall be filed upon the discretion of the officers of this corporation.

         The undersigned further certifies that Article "FIRST" of the original Articles of Incorporation filed on the 24th day of December 1996, as amended on 14th of July 1999, herein is amended as follows:

         Article "ONE", is hereby amended to read:

                  The name of the Corporation shall be: Medstretch Inc.


         The undersigned hereby certifies that she has on this __th day of January, 2002 executed this Certificate Amending the Articles of Incorporation heretofore filed with the Secretary of Nevada.



                                             /s/ Dr. Kimberly Partridge
                                             ---------------------------------
                                             Dr. Kimberly Partridge, Secretary

                                                                      Exhibit B

                             Approved by Board of Directors on December 14, 2001
                                   Approved by Stockholders on December 14, 2001


                              DYNAMIC REALITY, INC.
                                (Medstretch Inc.)
                             (a Nevada corporation)

                          2001 Equity Performance Plan


Section 1.        Purpose; Definitions.

         1.1 Purpose. The purpose of the Dynamic Reality, Inc. (predecessor name to Medstretch Inc.). 2001 Equity Performance Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Agreement" means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  (e) "Common Stock" means the Common Stock of the Company, no par value.

                  (f) "Company" means Dynamic Reality, Inc., a corporation organized under the laws of the State of Nevada.

                  (g) "Deferred Stock" means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

                  (h) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

                  (i) "Effective Date" means the date set forth in Section 12.1, below.

                  (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

                  (k) "Holder" means a person who has received an award under the Plan.

                  (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as "retirement age" for any particular Holder. If no age is designated, it shall be 65.

                  (o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

                  (p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

                  (q) "Plan" means the Dynamic Reality, Inc. 2001 Equity Performance Plan, as hereinafter amended from time to time.

                  (r) "Repurchase Value" shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section
10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

                  (s) "Restricted Stock" means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

                  (t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

                  (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

                  (v) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

                  (w) "Stock Reload Option" means any option granted under
Section 5.3 of the Plan.

                  (x) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

                  (y) "Vest" means to become exercisable or to otherwise obtain ownership rights in an award.


Section 2.        Administration.

         2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

         2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                  (a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                  (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                  (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                  (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

                  (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

                  (f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

                  (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

                  (h) to make payments and distributions with respect to awards (i.e., to "settle" awards) through cash payments in an amount equal to the Repurchase Value.

                  Notwithstanding anything contained herein to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 3,000,000 shares in the aggregate.

         2.3      Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3.        Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 3,000,000 shares. Shares of Common Stock under the Plan ("Shares") may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4.        Eligibility.

         Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

Section 5.        Stock Options.

         5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

         5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company ("10% Stockholder").

                  (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the trading day immediately preceding the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that (i) the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the trading day immediately preceding the date of grant; and (ii) if the Stock Option is granted in connection with the recipient's hiring, retention, reaching an agreement (oral or written) with the Company with respect to such hiring or retention, promotion or similar event, the option exercise price may be not less than the Fair Market Value on the trading day immediately preceding the date on which the recipient is hired or retained, reached such agreement with respect to such hiring or retention, or is promoted (or similar event), if the grant of the Stock Option occurs not more than 120 days after the date of such hiring, retention, agreement, promotion or other event.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

                  (e) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's "Immediate Family" (as defined below), or (ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

                  (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                  (h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder's employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

         5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option") and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

Section 6.        Stock Appreciation Rights.

         6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

                  (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.        Restricted Stock.

         7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

         7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted

Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.        Deferred Stock.

         8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9.        Other Stock-Based Awards.

         Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 10.       Accelerated Vesting and Exercisability.

         10.1 Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

         10.2 Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

Section 11.       Amendment and Termination.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section 12.       Term of Plan.

         12.1 Effective Date. The Plan shall be effective as of November 1, 2001, subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.

Section 13.       General Provisions.

         13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

         13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         13.3     Employees.

                  (a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any of its Subsidiaries in violation of the

Company's policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

                  (b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         13.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

         13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Arizona (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

         13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the "Securities Act"), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

         13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.


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


                                 Plan Amendments


                                                                    Initials of
                     Date Approved                                  Attorney
Date Approved        by Stockholders,   Sections   Description of   Effecting
by Board             if necessary       Amended    Amendments       Amendment
-------------        ----------------   --------   --------------   ------------






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